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                                                                    Exhibit 21.1


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
Name                                                                   State
----                                                                   -----
Aeries Healthcare Corporation                                          Delaware
Aeries Healthcare of Illinois, Inc.                                    Illinois
AHS Cumberland Hospital, LLC                                           Virginia
Ardent Health Services, Inc.                                           Delaware
Behavioral Healthcare Corporation                                      Delaware
BHC Alhambra Hospital, Inc.                                            Tennessee
BHC Belmont Pines Hospital, Inc.                                       Tennessee
BHC Canyon Ridge Hospital, LLC                                         Delaware
BHC Cedar Crest RTC, Inc.                                              Texas
BHC Cedar Vista Hospital, Inc.                                         California
BHC Clinicas Del Este Hospital, Inc.                                   Tennessee
BHC Columbus Hospital, Inc.                                            Tennessee
BHC Fairfax Hospital, Inc.                                             Tennessee
BHC Fort Lauderdale Hospital, Inc.                                     Tennessee
BHC Fox Run Hospital, Inc.                                             Tennessee
BHC Fremont Hospital, Inc.                                             Tennessee
BHC Gulf Coast Management Group, Inc.                                  Tennessee
BHC Health Services of Nevada, Inc.                                    Nevada
BHC Heritage Oaks Hospital, Inc.                                       Tennessee
BHC Hospital Holdings, Inc.                                            Delaware
BHC Intermountain Hospital, Inc.                                       Tennessee
BHC Lebanon Hospital, Inc.                                             Tennessee
BHC Management Holdings, Inc.                                          Delaware
BHC Management Services, LLC                                           Delaware
BHC Management Services of Indiana, LLC                                Delaware
BHC Management Services of Kentucky, LLC                               Delaware
BHC Management Services of Louisiana, LLC                              Delaware
BHC Management Services of New Mexico, LLC                             Delaware
BHC Management Services of Pennsylvania, LLC                           Delaware
BHC Management Services of Streamwood, LLC                             Delaware
BHC Management Services of Tulsa, LLC                                  Delaware
BHC Mesilla Valley Hospital, LLC                                       Delaware
BHC Millwood Hospital, Inc.                                            Tennessee
BHC Montevista Hospital, Inc.                                          Nevada
BHC Newco 2, LLC                                                       Delaware
BHC Newco 3, LLC                                                       Delaware
BHC Newco 4, LLC                                                       Delaware
BHC Newco 5, LLC                                                       Delaware
BHC Newco 6, LLC                                                       Delaware
BHC Newco 7, LLC                                                       Delaware
BHC Newco 8, LLC                                                       Delaware
BHC Newco 9, LLC                                                       Delaware
BHC Newco 10, LLC                                                      Delaware
BHC Northwest Psychiatric Hospital, LLC                                Delaware
BHC of Indiana, General Partnership                                    Indiana
BHC of Northern Indiana, Inc.                                          Tennessee
BHC Pacific Gateway Hospital, Inc.                                     Tennessee
BHC Pacific Shores Hospital, Inc.                                      California
BHC Pacific View RTC, Inc.                                             Tennessee
BHC Physician Services of Kentucky, LLC     `                          Delaware
BHC Pinnacle Pointe Hospital, Inc.                                     Tennessee
BHC Properties, Inc.                                                   Tennessee
BHC Ross Hospital, Inc.                                                California
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
BHC San Juan Capestrano Hospital, Inc.                                 Tennessee
BHC Sierra Vista Hospital, Inc.                                        Tennessee
BHC Spirit of St. Louis Hospital, Inc.                                 Tennessee
BHC Streamwood Hospital, Inc.                                          Tennessee
BHC Valle Vista Hospital, Inc.                                         Tennessee
BHC Vista Del Mar Hospital, Inc.                                       Tennessee
BHC Windsor Hospital, Inc.                                             Ohio
Bloomington Meadows, General Partnership                               Indiana
Bountiful Psychiatric Hospital, Inc.                                   Utah
Brentwood Acquisition, Inc.                                            Tennessee
Brentwood Acquisition-- Shreveport, Inc.                               Delaware
Canyon Ridge Hospital, Inc.                                            California
Canyon Ridge Real Estate, LLC                                          Delaware
Collaborative Care Corporation                                         Tennessee
Columbus Hospital, LLC                                                 Delaware
Community Psychiatric Centers of Texas, Inc.                           Texas
Cypress Creek Real Estate, L.P.                                        Texas
East Carolina Psychiatric Services Corporation                         North Carolina
Fort Lauderdale Hospital, Inc.                                         Florida
Great Plains Hospital, Inc.                                            Missouri
Gulf Coast Treatment Center, Inc.                                      Florida
Havenwyck Hospital Inc.                                                Michigan
H.C. Corporation                                                       Alabama
H.C. Partnership                                                       Alabama
Holly Hill Real Estate, LLC                                            North Carolina
HSA Hill Crest Corporation                                             Alabama
HSA of Oklahoma, Inc.                                                  Oklahoma
Indiana Psychiatric Institutes, Inc.                                   Delaware
InfoScriber Corporation                                                Delaware
Laurelwood Center, Inc.                                                Mississippi
Lebanon Hospital, LLC                                                  Delaware
Mesilla Valley General Partnership                                     New Mexico
Mesilla Valley Hospital, Inc.                                          New Mexico
Mesilla Valley Mental Health Associates, Inc.                          New Mexico
Michigan Psychiatric Services, Inc.                                    Michigan
Millwood Hospital, L.P.                                                Texas
Neuro Institute of Austin, L.P.                                        Texas
Neuro Rehab Real Estate, L.P.                                          Texas
Northern Indiana Hospital, LLC                                         Delaware
Palmetto Behavioral Health System, L.L.C.                              South Carolina
Palmetto Lowcountry Behavioral Health, L.L.C.                          South Carolina
Palmetto Pee Dee Behavioral Health, L.L.C.                             South Carolina
Peak Behavioral Health Services, Inc.                                  Delaware
Premier Behavioral Solutions, Inc.                                     Delaware
Premier Behavioral Solutions of Alabama, Inc.                          Delaware
Premier Behavioral Solutions of Florida, Inc.                          Delaware
PSI Cedar Springs Hospital, Inc.                                       Delaware
PSI Cedar Springs Hospital Real Estate, Inc.                           Colorado
PSI Community Mental Health Agency Management, Inc.                    Tennessee
PSI Crossings, LLC                                                     Delaware
PSI-EAP, Inc.                                                          Delaware
PSI Hospitals, Inc.                                                    Delaware
PSI Pride Institute, Inc.                                              Minnesota
PSI Summit Hospital, Inc.                                              New Jersey
PSI Surety, Inc.                                                       South Carolina
PSI Texas Hospitals, LLC                                               Texas
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
PSI Vermilion, LLC                                                     Louisiana
Psychiatric Management Resources, Inc.                                 California
Psychiatric Practice Management of Arkansas, Inc.                      Tennessee
Psychiatric Solutions Hospitals, Inc.                                  Delaware
Psychiatric Solutions of Alabama, Inc.                                 Tennessee
Psychiatric Solutions of Arizona, Inc.                                 Delaware
Psychiatric Solutions of Leesburg, Inc.                                Tennessee
Psychiatric Solutions of Montana, Inc.                                 Montana
Psychiatric Solutions of North Carolina, Inc.                          Tennessee
Psychiatric Solutions of Oklahoma, Inc.                                Delaware
Psychiatric Solutions of Oklahoma Real Estate, Inc.                    Oklahoma
Psychiatric Solutions of South Carolina, Inc.                          Delaware
Psychiatric Solutions of Tennessee, Inc.                               Tennessee
Psychiatric Solutions of Utah, Inc.                                    Utah
Psychiatric Solutions of Virginia, Inc.                                Tennessee
Ramsay Managed Care, Inc.                                              Delaware
Ramsay Treatment Services, Inc.                                        Delaware
Ramsay Youth Services of Georgia, Inc.                                 Delaware
Ramsay Youth Services Puerto Rico, Inc.                                Puerto Rico
RHCI San Antonio, Inc.                                                 Delaware
Riveredge Real Estate, Inc.                                            Illinois
Solutions Center of Little Rock, Inc.                                  Tennessee
Sunstone Behavioral Health, Inc.                                       Tennessee
Texas Cypress Creek Hospital, L.P.                                     Texas
Texas Laurel Ridge Hospital, L.P.                                      Texas
Texas Laurel Ridge Hospital Real Estate, L.P.                          Texas
Texas Oaks Psychiatric Hospital, L.P.                                  Texas
Texas Oaks Psychiatric Hospital Real Estate, L.P.                      Texas
Texas San Marcos Treatment Center, L.P.                                Texas
Texas San Marcos Treatment Center Real Estate, L.P.                    Texas
Texas West Oaks Hospital, L.P.                                         Texas
The Counseling Center of Middle Tennessee, Inc.                        Tennessee
Therapeutic School Services, L.L.C.                                    Oklahoma
Transitional Care Ventures, Inc.                                       Delaware
Transitional Care Ventures (Texas), Inc.                               Delaware
Tucson Health Systems, Inc.                                            Delaware
Valle Vista, LLC                                                       Delaware
West Oaks Real Estate, L.P.                                            Texas
Wellstone Holdings, Inc.                                               Delaware
Wellstone Regional Hospital Acquisition, LLC                           Indiana
Whisper Ridge of Staunton, Inc.                                        Delaware
Willow Springs, LLC                                                    Delaware
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